UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2018

INDOOR HARVEST CORP.

(Exact name of registrant as specified in its charter)

Texas	000-55594	45-5577364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 East Freeway Suite A Houston, Texas	77020
(Address of Principal Executive Offices)	(Zip Code)

832-649-3998 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry Into a Material Definitive Agreement.

On August 22, 2018, Indoor Harvest Corp (the “Company”) entered into an Engagement Letter (the “EL”) with Ideal Business Partners (“IBP”). Pursuant to the EL, the Company engaged IBP to provide legal, regulatory, business advisory and other services as set forth in the EL, to the Company. The term of the EL is one year from the execution of the EL (the “Term”).

In exchange for the services to be provided by IBP to the Company under the EL, the Company agreed to pay IBP quarterly compensation for the Term of the EL of $50,000, consisting of (i) cash payments of $5,000 per month (or $15,000 per quarter) and the issuance of $35,000 of the Company’s common stock per each quarter. The Company further provided a $5,000 retainer to IBP pursuant to the EL.

Pursuant to the EL, it was further agreed that Mr. Glenn Truitt will provide the legal services to the Company on behalf of IBP under the EL, and will act as the General Counsel for the Company on behalf of IBP. Pursuant to the EL, it was also further agreed that Mr. David Housey will provide business advisory services for the Company on behalf of IBP. The Company and IBP do not intend for the foregoing individuals to be an “officer” or an “executive officer” as such terms are defined in Rule 16a-1(f) and Rule 3b-7, both under the Securities Exchange Act of 1934 (the “Exchange Act”) and do not intend such individuals to be subject to the Section 16 requirements under the Exchange Act; further, such individuals do not have the authority and are not able to bind the Company into a binding obligation.

The foregoing description of the EL is only a summary of the material terms of the EL, does not purport to be complete, and is qualified in its entirety by reference to the EL, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On August 24, 2018, the Company issued a press release announcing, among other things, its financial results for the quarter ended June 30, 2018 and providing certain business updates. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On August 24, 2018, the Company’s Chief Executive Officer, issued a letter to shareholders, a copy of which attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Engagement Letter with Ideal Business Partners executed August 22, 2018.

99.1	Press release issued by the registrant on August 24, 2018.

99.2	Letter to Shareholders issued on August 24, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDOOR HARVEST CORP.

Date: August 24, 2018	By:	/s/ Daniel Weadock
Daniel Weadock
Chief Executive Officer